HSBC Investor Funds
HSBC Investor Growth and Income Fund

Supplement Dated June 18, 2008
to the Prospectus Dated February 28, 2008,
as Supplemented to Date

           On June 17, 2008, the Board of Trustees (the “Board”) approved a proposal to reorganize HSBC Investor Growth and Income Fund ("Growth and Income Fund") into HSBC Investor Growth Fund ("Growth Fund"). The Board determined that the reorganization would be in the best interest of the shareholders of each Fund, and ordered that the proposal to implement the reorganization be submitted for approval by Growth and Income Fund's shareholders at a special shareholder meeting scheduled to be held on August 19, 2008 If approved by shareholders, the closing of the reorganization is expected to take place on or about August 22, 2008. There can be no assurance that the reorganization will be approved or, if approved, consummated.

           The proposed reorganization is expected to be a tax-free reorganization transaction for Federal income tax purposes, which means that neither the Funds nor the shareholders would recognize any gain or loss for Federal income tax purposes as a direct result of the reorganization. Upon the closing of the reorganization, the Growth and Income Fund would be permanently closed and terminated, and shareholders of the Growth and Income Fund would become shareholders of the Growth Fund, holding shares of the same class, and having the same value, as their Growth and Income Fund shares immediately prior to the reorganization.

           Shareholders of the Growth and Income Fund as of the close of business on the record date set by the Board, (July 25, 2008) will receive a Proxy Statement/Prospectus describing the proposed reorganization and the Board's considerations in recommending that shareholders approve the reorganization.

           Also, effective June 2, 2008, the Funds’ investment adviser and administrator, “HSBC Investments (USA) Inc.”, changed its name to “HSBC Global Asset Management (USA) Inc.” Accordingly, all references in the Prospectus to “HSBC Investments (USA) Inc.” are replaced with “HSBC Global Asset Management (USA) Inc.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE